Exhibit 10.1

AMENDMENT NO. 1 TO INTELLECTUAL PROPERTY AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Intellectual Property Agreement dated as of April 14, 2014 by and between Motorola Solutions, Inc., a Delaware corporation (the “Seller”), and Zebra Technologies Corporation, a Delaware corporation (the “Purchaser”) (as may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “IP Agreement”), is made as of October 27, 2014 by and between the Seller and the Purchaser. Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to such terms in the IP Agreement.

W I T N E S S E T H  :

WHEREAS, pursuant to the IP Agreement, as part of the Purchaser’s acquisition of the Business, the Seller has agreed to assign to the Purchaser Assignees, and to license the Purchaser Licensees to use, certain of the Intellectual Property owned, developed or used by the Seller Parties in the Business; and

WHEREAS, the parties desire to amend the IP Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, subject to the conditions and other terms herein set forth, the Seller and the Purchaser hereby agree as follows:

1. Amendment. The IP Agreement is hereby amended as follows:

(a) Section 1.1(kk) is hereby amended to replace “and (C) translation, ported versions and modifications of any of the foregoing (collectively, “Software”)” with “and translation, ported versions and modifications of any of the foregoing (collectively “Software”).”

(b) Section 1.1(tt) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(tt) “Licensed IP” means the Licensed Copyrights, Licensed Copyright Materials, Licensed Know-How, Licensed Patents, Licensed Software, Licensed Trademarks, Non-Mobility Trademarks, and Licensed Other IP.”

(c) Section 1.1(xx) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(xx) “Licensed Software” means the Software owned or Licensable by any Seller Party as of the Initial Closing Date that is or has been, on or prior to the Initial Closing Date, (i) used in connection with the Business, (ii) used in connection with the development of any product, service, or system in the Business, or (iii) incorporated into any product, service, or system in the Business; provided that, for the avoidance of doubt, the Licensed Software shall include the CLL, but does not include (I) the Assigned Software, (II) Software developed or acquired by any Seller Party after the Initial Closing Date or (C) Seller Group Software specifically licensed to the Purchaser Group under another Transaction Agreement.”

(d) Section 1.1(fff) (definition of “Mobility Transition Period”) is hereby amended and restated to read in its entirety as follows:

“(fff) Intentionally Omitted.”

(e) Section 1.1(hhh) of the IP Agreement is hereby amended by replacing “Section 2.2(d)(i)(B)” with “Section 2.2(d)(i)”.

(f) Section 1.1(iii) of the IP Agreement is hereby amended by replacing “Section 2.2(d(i)(B)” with “Section 2.2(d)(i)”.

(g) Section 1.1(vvv) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(vvv) “Purchaser Assignees” means one or more Persons designated by the Purchaser to the Seller on or prior to the Initial Closing Date (including STI) for purposes of purchasing, acquiring and accepting the Assigned IP owned by the Seller or any other Seller Party, and all Ancillary IP Rights with respect thereto, to be sold, assigned, transferred, conveyed, and delivered by the Seller or any of such other Seller Parties, respectively, (i) to STI or AirDefense, Inc. as set forth in this IP Agreement immediately following the Merger, or (ii) such other Persons designated by Purchaser.”

(h) Section 1.1 of the IP Agreement is hereby amended to add the following new subsections:

“(ggggg) “CLL” means proprietary Software owned by any Seller Party as of the Initial Closing Date for administering or interfacing with the Software licensed by Seller or any of its Affiliates from Flexera Software LLC, which proprietary Software the Seller has historically referred to as the “Common Licensing Layer.”

(hhhhh) “Foreign Seller Party” means a Seller Party that is not incorporated, formed or organized under the Laws of the United States.”

(i) Section 2.1(b)(i) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(i) Assignment. Effective as of immediately following the Merger, the Seller hereby sells, assigns, transfers, conveys and delivers (and shall cause each other Seller Party that is organized, formed or incorporated in the United States to sell, assign, transfer, convey and deliver) all of its right, title, and interest in and to (A) the Assigned IP (excluding the AIRDEFENSE Trademark) owned by, respectively, the Seller or such other Seller Party, and all Ancillary IP Rights with respect thereto, to STI and, effective as of immediately following the Merger, the Purchaser shall cause STI to purchase, acquire and accept the same from the Seller and such other Seller Parties and (B) the AIRDEFENSE Trademark, and all Ancillary IP Rights with respect thereto, to AirDefense, Inc., a Georgia corporation, and, effective as of immediately following the Merger, the Purchaser shall cause AirDefense, Inc. to purchase, acquire and accept the same from the Seller and such other Seller Parties. Effective as of the applicable Closing Date, the Seller shall cause each other Seller Party to sell, assign, transfer, convey and deliver all of its right, title, and interest in and to the Assigned IP owned by such other Seller Party, and all Ancillary IP Rights with respect thereto, to the applicable Purchaser Assignee and, effective as of the applicable Closing Date, the Purchaser Assignees hereby purchase, acquire and accept the same from such other Seller Parties. The Seller hereby waives (and shall cause the other Seller Parties to waive) any moral rights, including rights of attribution, integrity, and disclosure, arising from all or any part of any Copyrights that constitute Assigned IP, together with all claims for damages and other remedies asserted on the basis of moral rights, and hereby sells, assigns, transfers, conveys, and delivers (and shall cause the other Seller Parties to do the same) to the Purchaser Assignees any waivers granted to any Seller Party of any such moral rights.”

(j) Section 2.2(a) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(a) Patent License. Effective as of the Initial Closing Date, the Seller hereby grants (and will cause each other Seller Party to grant following each applicable Closing Date), to the Purchaser Licensees an irrevocable (except as expressly set forth herein), perpetual, non-sublicenseable (except as expressly set forth herein), fully paid-up, royalty-free, worldwide, non-transferable (except as expressly set forth herein), non-exclusive license, under the Licensed Patents:

(i) (A) to use the Licensed Patents in the operation of the Business and to practice any methods, processes, and procedures in connection therewith and (B) to make, have made, use, sell, offer for sale, import and otherwise dispose of products, services, and systems that were designed, developed, manufactured, distributed, offered for sale, sold, resold, supported, otherwise under development, or provided, as of the applicable Closing Date, by the Seller Entities in connection with the Business and to practice any methods, processes, and procedures in connection therewith, and in each case of clauses (A) and (B), including with respect to all Derivative Works and natural evolutions thereof; and

(ii) to make, have made, use, sell, offer for sale, import, and otherwise dispose of (A) Smart Sensing Network Equipment and (B) the CLL.”

(k) Section 2.2(b) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(b) License of Non-Patent, Non-Trademark Licensed IP. Effective as of the Initial Closing Date the Seller hereby grants (and will cause each other Seller Party to grant, following each applicable Closing Date), to the Purchaser Licensees an irrevocable (except as expressly set forth herein), non-sublicenseable (except as expressly set forth herein), perpetual, fully paid-up, royalty-free, worldwide, non-transferable (except as expressly set forth herein), non-exclusive license, under the Licensed IP (other than Trademarks and Patents):

(i) (A) to use such Licensed IP in the operation of the Business and to practice any methods, processes, and procedures in connection therewith and (B) to make, have made, use, sell, offer for sale, import, and otherwise dispose of products, services, and systems that were designed, developed, manufactured, distributed, offered for sale, sold, resold, supported, otherwise under development, or provided, as of the applicable Closing Date, by the Seller Entities in connection with the Business and to practice any methods, processes, and procedures in connection therewith, and in each case of clauses (A) and (B), including with respect to all Derivative Works and natural evolutions thereof; and

(ii) to make, have made, use, sell, offer for sale, import, and otherwise dispose of (A) Smart Sensing Network Equipment and (B) the CLL.

Clauses (i) and (ii) above are collectively referred to as the “Purchaser Licensed Activities.” The license rights granted under this Section 2.2(b) include:

(1) with respect to Licensed IP that constitutes Copyrights or copyrightable materials (other than Software), the rights to reproduce, prepare Derivative Works of, perform, display, and distribute such Copyrights and copyrightable materials in connection with the Purchaser Licensed Activities; and

(2) with respect to Licensed IP that constitutes Software, the rights to (I) use, reproduce, prepare Derivative Works of, perform, and display such Software in connection with the Purchaser Licensed Activities; and (II) distribute such Software and Derivative Works of such Software in connection with the Purchaser Licensed Activities (but in Source Code form, solely as permitted pursuant to Section 2.2(f) and in accordance with Article V).

For the avoidance of doubt, this Section 2.2(b) shall not constitute a license to Trademarks.”

(l) Section 2.2(c)(i) of the IP Agreement is hereby amended to replace “(and will cause each other Seller Party to grant, following each applicable Closing Date, to the Purchaser Licensees)” with “(and will cause each other Seller Party to grant), following each applicable Closing Date, to the Purchaser Licensees”.

(m) Section 2.2(d) of the IP Agreement is hereby amended and restated to read in its entirety as follows:

“(d) Transitional Trademark License.

(i) License Grant. Effective as of the Initial Closing Date, the Seller hereby grants (and will cause each other Seller Party to grant following each applicable Closing Date) to the Purchaser Licensees for a period of seven hundred thirty (730) days after the applicable Closing Date (the “Non-Mobility Transition Period”), a fully paid-up, royalty-free, irrevocable (except as expressly set forth herein), worldwide, non-transferable, non-exclusive license to use any and all Retained Seller Trademarks (other than the Mobility Trademarks and Licensed Trademarks) that are or have been, on or prior to the Initial Closing Date, used in connection with the Business or any product, service, or system in the Business (the “Non-Mobility Trademarks”) solely in connection with the operation of the Business or with the exercise of the licenses granted pursuant to Section 2.2(a) and Section 2.2(b), in a manner that is the same or substantially similar to the manner in which the Seller Entities used the Non-Mobility Trademarks in connection with the Business as of the Initial Closing Date, including with respect to existing signs and stocks of advertisements and promotional materials and items, inventory and packaging included in the Acquired Assets (“Existing Stock”) containing any Non-Mobility Trademark. Seller Excluded Products manufactured during the Non-Mobility Transition Period that bear the Non-Mobility Trademarks will be treated as Existing Stock under this Section 2.2(d), except to the extent a Purchaser Licensee is separately sublicensed with respect to any such Non-Mobility Trademark.

(ii) Purchaser Transition Efforts. Notwithstanding Section 2.2(d)(i), each Purchaser Licensee shall use Reasonable Efforts to discontinue the use of, exhaust, or otherwise dispose of, the Existing Stock after the Initial Closing Date.”

(n) Section 2.2(g) of the IP Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Acknowledgement. The Purchaser acknowledges and agrees that the licenses granted under this Section 2.2 do not extend to Purchaser or any product, system or service manufactured, sold, designed, distributed, or supported by Purchaser directly or indirectly through any Purchaser Licensee, other than any Business Activities for Seller Excluded Products or Smart Sensing Network Equipment. Notwithstanding the foregoing, the licenses granted (and to be caused to be granted) pursuant to Section 2.2(a) and Section 2.2(b) shall extend to Purchaser (in addition to the Purchaser Licensees) and any product, system or service manufactured, sold, designed, distributed, or supported by Purchaser directly or indirectly through any Purchaser Licensee, solely with respect to the CLL.”

(o) Section 2.4(a) of the IP Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Termination of Third Party Contracts. The license rights granted pursuant to this Agreement to the Purchaser Licensees under any Licensed IP that constitutes Third-Party Intellectual Property, if any, are subject to the terms and conditions of the Contracts applicable to such Licensed IP, and will terminate upon (i) termination of such Contracts, or (ii) termination of the Seller Parties’ right to sublicense the Purchaser Licensees under such Contracts, in each case by the applicable third party licensor or sublicensor, as applicable (and not by a Seller Party).”

(p) Section 2.4(d) of the IP Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Third-Party Trademarks. Except as otherwise expressly provided herein, nothing in this IP Agreement confers on the Purchaser Licensees any right to use any Trademarks owned by any Person other than the Seller Parties.”

(q) Section 2.5(d) of the IP Agreement is hereby amended to replace “within ninety (90) days of the Initial Closing Date” with “within ninety (90) days after the Initial Closing Date”.

(r) Section 6.1 of the IP Agreement is hereby amended by inserting a “.” at the end of Section 6.1.

(s) Section 6.12 of the IP Agreement is hereby amended to replace

“Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

United States of America

Facsimile: +1.312.558.5700

Email:    mcostigan@winston.com

                odavid@winston.com

Attention:    Matthew D. Costigan

                      Oscar A. David”

with

“Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

United States of America

Facsimile: +1.312.558.5700

Email:    mcostigan@winston.com

                odavid@winston.com

Attention:    Matthew D. Costigan

                      Oscar A. David”

(t) Schedule 1.1(j) (Assigned Know-How) of the IP Agreement is hereby amended to add the invention disclosures set forth on Exhibit A attached hereto.

(u) Schedule 1.1(l) (Assigned Patents) of the IP Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1.1(l) attached hereto.

(v) Schedule 2.1(b)(iii)(F) (Additional Patents) of the IP Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 2.1(b)(iii)(F) attached hereto.

(w) Schedule 2.4(b) (Compliance With Third Party Contracts) of the IP Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 2.4(b) attached hereto.

(x) Schedule 2.4(d) (Third-Party Trademarks) of the IP Agreement is hereby deleted in its entirety.

2. No Implied Amendments. Except as specifically amended by this Amendment, the IP Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

3. Effectiveness of Amendment. This Amendment shall be deemed to be a modification to the IP Agreement in accordance with Section 6.10 of the IP Agreement.

4. Benefit of the Agreement. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5. Headings. The headings used in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

6. Governing Law. The Laws of the State of Delaware (without reference to its principles of conflicts of law) shall govern the construction, interpretation and other matters arising out of or in connection with this Amendment and its schedules (whether arising in contract, tort, equity or otherwise).

7. Counterparts. The parties may execute this Amendment in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This Amendment is effective upon delivery of one executed counterpart from each party to the other party. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission which includes a copy of the sending party’s signature(s) is as effective as signing and delivering the counterpart in person.

8. References to Agreement. On and after the date hereof, each reference in the IP Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the IP Agreement shall mean the IP Agreement as amended by this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment No. 1 to the Intellectual Property Agreement to be executed as of the date first above written.

MOTOROLA SOLUTIONS, INC.

By:	/s/ Michael Annes
Name:	Michael Annes
Title:	Senior Vice President, Business Development

ZEBRA TECHNOLOGIES CORPORATION

By:	/s/ Michael Cho
Name:	Michael Cho
Title:	Senior Vice President, Corporate Development